Other current assets	6 Months Ended
Jun. 30, 2025
Other current assets
Other current assets

7. Other current assets

	June 30,	December 31,
	2025	2024
Other financial assets	6,994	6,496
Trade and other receivables	38,439	15,513
Prepayments	251,079	169,649
Other short-term assets	60,074	7,967
Total other current assets	356,586	199,625

Total other current assets increased by CHF 0.2 million as of June 30, 2025 compared to December 31, 2024 primarily due to higher prepayments driven by the Directors and Officers (D&O) insurance premium paid annually at the beginning of the year. The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all trade receivables and other receivables. The Group has considered that the trade receivables and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, expected loss allowance has been deemed as nil as of June 30, 2025 and December 31, 2024.